UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK TECHNOLOGY INCOME CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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•	Re: Vote now! Owl Rock Technology Income Corp. Annual Meeting

•	Re: PLEASE VOTE! Owl Rock Technology Income Corp. Annual Meeting

•	Re: REMINDER: Your ORTIC shares still need to be voted for the Annual Meting

•	Re: VOTE NOW! Owl Rock Technology Income Corp. is still seeking investor votes on important proposals

•	Re: ORTIC - We Need Your Vote – One Week Left!

•	Re: ORTIC - Last Day to Vote Your Shares, We Need Your Vote!

OWL ROCK TECHNOLOGY

INCOME CORP.

2023 Annual Meeting

June 21, 2023

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of March 24, 2023

Vote Common Shares by: June 20, 2023	Control Number:
0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.000

View documents:

Notice of Meeting and Proxy Statement | 10-K Report |

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OWL ROCK
Technology Income Corp.

YOUR VOTE MATTERS.

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Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

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For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

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